Exhibit 10.17

REGISTRATION RIGHTS AGREEMENT

OF

SW HOLDCO, INC.

DATED AS OF DECEMBER 1, 2009

CONFIDENTIAL

Table of Contents
Page

ARTICLE I DEFINITIONS	3

ARTICLE II GENERAL	6

SECTION 2.1 GENERAL	6
SECTION 2.2 HOLDERS OF REGISTRABLE SECURITIES.	6

ARTICLE III DEMAND AND PIGGYBACK RIGHTS	7

SECTION 3.1 RIGHT TO DEMAND AND BE INCLUDED IN A NON-SHELF REGISTERED OFFERING	7
SECTION 3.2 RIGHT TO PIGGYBACK ON A NON-SHELF REGISTERED OFFERING	7
SECTION 3.3 RIGHT TO DEMAND AND BE INCLUDED IN A SHELF REGISTRATION	7
SECTION 3.4 DEMAND AND PIGGYBACK RIGHTS FOR SHELF TAKEDOWNS	7
SECTION 3.5 RIGHT TO RELOAD A SHELF	8
SECTION 3.6 IMITATIONS ON DEMAND AND PIGGYBACK RIGHTS	8

ARTICLE IV NOTICES, CUTBACKS AND OTHER MATTERS	9

SECTION 4.1 NOTIFICATIONS REGARDING REGISTRATION STATEMENTS	9
SECTION 4.2 NOTIFICATIONS REGARDING REGISTRATION PIGGYBACK RIGHTS	9
SECTION 4.3 NOTIFICATIONS REGARDING DEMANDED UNDERWRITTEN TAKEDOWNS	9
SECTION 4.4 PLAN OF DISTRIBUTION, UNDERWRITERS AND COUNSEL	10
SECTION 4.5 CUTBACKS	10
SECTION 4.6 WITHDRAWALS	10
SECTION 4.7 LOCKUPS	10
SECTION 4.8 EXPENSES	10

ARTICLE V FACILITATING REGISTRATIONS AND OFFERINGS	11

SECTION 5.1 GENERAL	11
SECTION 5.2 REGISTRATION STATEMENTS	11
SECTION 5.3 NON-SHELF REGISTERED OFFERINGS AND SHELF TAKEDOWNS	13
SECTION 5.4 DUE DILIGENCE	14
SECTION 5.5 INFORMATION FROM EQUITYHOLDERS	15

ARTICLE VI INDEMNIFICATION	15

SECTION 6.1 INDEMNIFICATION BY THE COMPANY	15
SECTION 6.2 INDEMNIFICATION BY EQUITYHOLDERS	16
SECTION 6.3 INDEMNIFICATION PROCEDURES	16
SECTION 6.4 CONTRIBUTION	17

ARTICLE VII OTHER AGREEMENTS	17

SECTION 7.1 TRANSFER OF RIGHTS	17
SECTION 7.2 LIMITED LIABILITY	18
SECTION 7.3 RULE 144	18
SECTION 7.4 IN-KIND DISTRIBUTIONS	19
SECTION 7.5 ALTERNATIVE IPO ENTITIES	19
SECTION 7.6 NON-U.S. REGISTRATION RIGHTS	19

ARTICLE VIII MISCELLANEOUS	20

SECTION 8.1 NOTICES	19
SECTION 8.2 SECTION HEADINGS	19
SECTION 8.3 GOVERNING LAW	19
SECTION 8.4 CONSENT TO JURISDICTION AND SERVICE OF PROCESS	19
SECTION 8.5 AMENDMENTS.	20
SECTION 8.6 ENTIRE AGREEMENT	21
SECTION 8.7 SEVERABILITY	21
SECTION 8.8 TERM.	21
SECTION 8.9 COUNTERPARTS	21

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (as amended from time to time, this “Agreement”) is dated as of December 1, 2009, and is between SW Holdco, Inc., formerly known as Orca Holding Co., Inc. (the “Company”), SW Cayman L.P., formerly known as Orca Cayman L.P. (the “Lead Investor”), the other entities which, together with the Lead Investor, on the Closing Date of the Acquisition (as described below), are becoming Initial Equityholders (as described below), the holders of the Class B Warrants (as described below), which holders, upon exercise of the Class. B Warrants, may become Class B Equityholders (as described below), and the Class C Equityholders (as described below), and any other Person that becomes an Equityholder (as described below) in accordance with this Agreement.

WHEREAS, SW Acquisitions Co., Inc., formerly known as Orca Acquisition Co., Inc. (“Buyer”), is a wholly owned subsidiary of the Company;

WHEREAS, in accordance with the Equity Purchase Agreement, dated as of October 7, 2009 and amended and restated as of November 30, 2009, Buyer is acquiring all of the outstanding equity interests of Busch Entertainment LLC and Sea World LLC from BPOF Corp. and HSHO Corp., respectively (the “Acquisition”), and this Agreement is being entered into concurrently with the closing of the Acquisition (the “Closing”);

WHEREAS, upon consummation of the Closing the Initial Equityholders will hold all of the issued and outstanding shares of common stock of the Company;

WHEREAS, upon a Monetization or an In-Kind Distribution, the holders of Class A Units participating therein may become Equityholders for purposes of this Agreement;

WHEREAS, in the future the Company may consummate an IPO; and

WHEREAS, through this Agreement the Company is initially providing registration rights to the Initial Equityholders, the Class B Equityholders and the Class C Equityholders;

NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used in the Agreement (including Exhibits and Schedules hereto) but not defined in the body hereof shall have the meanings ascribed to them as follows:

“Affiliate” with respect to any Person means any other Person who controls, is controlled by or is under common control with such Person. For the avoidance of doubt, with respect to the Lead Investor, “Affiliate” includes (i) Blackstone Management Associates (Cayman) V L.P. and its Affiliates, (ii) any investment fund in respect of which Blackstone Management Associates (Cayman) V L.P. and/or one of its Affiliates is the investment manager or general partner, and (iii) any Affiliate of the investment funds described in paragraph (ii) above.

“Class A Unit” means a Class A Unit of an Initial Equityholder, as defined in the applicable partnership agreement of such Initial Equityholder.

“Class B Equityholders” means, following the exercise in whole or in part of the Class B Warrants and the distribution by any Mezz Investor LP, in accordance with the applicable Mezz Investor LP Partnership Agreement, of the Shares to which the holders of the Class B Units received upon such exercise are entitled, the recipients of such Shares.

“Class B Unit” means a Class B Unit of a Mezz Investor LP, as defined in the Mezz Investor LP Partnership Agreement.

“Class B Warrant” means a Class B Warrant issued by a Mezz Investor, as defined in the applicable Mezz Investor LP Partnership Agreement.

“Class C Equityholders” means the holders of Class C Units of the Initial Equityholders as of the date of this Agreement and any Permitted Transferees (as defined in the applicable partnership agreement of the applicable Initial Equity Holder), to the extent of the Shares distributed to such holders in respect of their Class C Units.

“Class C Unit” means a Class C Unit of an Initial Equityholder, as defined in the applicable partnership agreement of such Initial Equityholder.

“Common Stock” means common stock of the Company, par value $0.01 per share.

“Equityholders” means the Persons that directly hold Shares (including for the avoidance of doubt, any Persons who received Shares in connection with the Monetization or In-Kind Distribution of their Class A Units, Class B Units or Class C Units); provided that, to the extent an In-Kind Distribution or Monetization is contemplated, an indirect holder of Shares may be considered an Equityholder for purposes of this Agreement as appropriate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Initial Equityholders” means the Equityholders that become such on the Closing Date together with any additional Equityholders that become such as a result of a Permitted Syndication.

“In-Kind Distribution” means a distribution of Shares in accordance with Section 7.3 of the Lead Investor Partnership Agreement and any corresponding provision in the partnership agreements of the other Initial Equityholders that are partnerships.

“IPO” means a firm commitment underwritten registered public offering of the Common Stock or other securities of the Company in connection with which such Common Stock or other securities first becomes listed on the NYSE, the Nasdaq National Market System or any other internationally recognized securities exchange or automated quotation system approved by the Lead Investor.

“Lead Investor Partnership Agreement” means the partnership agreement of the Lead Investor as of the Closing Date, as amended from time to time in accordance with the terms thereof.

“Mezz Investor LP” means each of SW Cayman (GS) L.P. and SW Cayman (GSO) L.P.

“Mezz Investor LP Partnership Agreement” means each of the partnership agreements of the Mezz Investors LPs as of the Closing Date, as amended from time to time in accordance with the terms thereof.

“Monetization” has the meaning set forth in Section 7.3 of the Lead Investor Partnership Agreement and any corresponding provision in the partnership agreements of any of the other Initial Equityholders that are partnerships.

“Permitted Syndication” has the meaning set forth in the Lead Investor Partnership Agreement.

“Permitted Transferee” has the meaning set forth in the Lead Investor Partnership Agreement.

“Person” means any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means any Shares held by an Equityholder. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they are sold in accordance with Rule 144 under the Securities Act as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC, (iii) they are eligible to be sold in accordance with Rule 144 without regard to any volume limitations described therein, (iv) they have ceased to be outstanding, or (v) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities.

“Registration Statement” shall mean any Registration Statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated, by reference or deemed to be incorporated by reference in such Registration Statement.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means shares of Common Stock of the Company.

“WKSI” means a well-known seasoned issuer, as defined in the SEC’s Rule 405.

ARTICLE II

GENERAL

Section 2.1 General.

(a) The Equityholders may from time to time sell Registrable Securities directly held by them in registered public offerings. The timing and amount of such sales will be determined by the Lead Investor, subject to any constraints imposed by this Agreement. This Agreement provides the Equityholders with registration rights with respect to such sales. In addition, the direct and indirect beneficial owners of the Class A Units of the Initial Equityholders may acquire Shares as a result of an In-Kind Distribution. In such event, this Agreement provides for the shelf registration of such Shares.

(b) The Class B Equityholders may acquire Class B Units in the Mezz Investor LPs upon the exercise of the Class B Warrants. In accordance with and subject to the applicable Mezz Investor LP Partnership Agreement, the holders of such Class B Units may surrender such Class B Units and withdraw the underlying Shares to which such Class B Units are entitled. Such holders will determine the timing and amount of the sale thereof, subject to any constraints imposed by this Agreement. This Agreement provides registration rights with respect to such sales. By executing this Agreement, the holders of Class B Warrants (including their permitted transferees) agree that, upon execution of the Class B Warrants in whole or in part, they will become subject to this Agreement as Class B Equityholders.

(c) The holders of the Class C Units may acquire Shares in connection with an In-Kind Distribution. Such holders will determine the timing and amount of the sale thereof, subject to the constraints imposed by this Agreement. This Agreement provides shelf registration rights with respect to such sales.

Section 2.2 Holders of Registrable Securities. A Person is a holder of Registrable Securities only if such Person is an Equityholder who directly holds such Registrable Securities To the extent an In-Kind Distribution is contemplated, an indirect holder of Registrable Securities may be considered an Equityholder for purposes of this Agreement as appropriate.

ARTICLE III

DEMAND AND PIGGYBACK RIGHTS

Section 3.1 Right to Demand and be Included in a Non-Shelf Registered Offering.

(a) Upon the demand of the Lead Investor made at any time and from time to time, the Company will facilitate in the manner described in this Agreement a non-shelf registered offering of Registrable Securities held by the Initial Equityholders and requested by the Lead Investor to be included in such offering. Any demanded non-shelf registered offering may, at the Company’s option, include Registrable Securities to be sold by the Company for its own account.

(b) The Company will facilitate in the manner described in this Agreement any such non-shelf registered offering.

Section 3.2 Right to Piggyback on a Non-Shelf Registered Offering.

(a) In connection with any registered offering of Registrable Securities covered by a non-shelf Registration Statement pursuant to the exercise of demand rights in accordance with this Agreement, or in connection with any registered offering of Shares covered by a non-shelf Registration Statement made at the initiative of the Company, the other Equityholders may exercise piggyback rights to have included in such offering Registrable Securities then held by them and not otherwise included in the offering.

(b) The Company will facilitate in the manner described in this Agreement any such non-shelf registered offering.

Section 3.3 Right to Demand and be Included in a Shelf Registration.

(a) Upon the demand of the Lead Investor, made at any time and from time to time when the Company is eligible to utilize Form S-3 or a successor form to sell Shares in a secondary offering on a delayed or continuous basis in accordance with Rule 415, the Company will facilitate in the manner described in this Agreement a shelf registration of Registrable Securities held by the Initial Equityholders on a pro rata basis, unless a particular Initial Equityholder seeks to include less than its own pro rata share and the Lead Investor agrees to that in its sole discretion. At the request of the Equityholders who hold Registrable Securities that are not otherwise included in the shelf registration, such shelf registration will include Registrable Securities then held by them.

(b) If at the time of such request pursuant to this Section 3.3 the Company is a WKSI, such shelf registration shall, at the request of the Lead Investor, cover an unspecified number of Registrable Securities to be sold by the Company and the Equityholders.

Section 3.4 Demand and Piggyback Rights for Shelf Takedowns.

(a) Upon the demand of the Lead Investor made at any time and from time to time, the Company will facilitate in the manner described in this Agreement a “takedown” of Registrable Securities off of an effective shelf Registration Statement.

(b) In connection with any underwritten shelf takedown pursuant to the exercise of demand rights by the Lead Investor, each Initial Equityholder will have included in such takedown a pro rata number of Registrable Securities held by them that are registered on such shelf, unless a particular Initial Equityholder seeks to include less than its own pro rata share and the Lead Investor agrees to that in its sole discretion

(c) Class B Equityholders and Class C Equityholders who hold Registrable Securities covered by the applicable shelf will have the right to participate in such takedown as provided in this Agreement.

Section 3.5 Right to Reload a Shelf. Upon the written request of the Lead Investor, the Company will file and seek the effectiveness of a post-effective amendment to an existing shelf in order to register up to the number of Registrable Securities previously taken down off of such shelf by Equityholders and not yet “reloaded” onto such shelf. The Lead Investor and the Company will consult and coordinate with each other and with the other Equityholders in order to accomplish such replenishments from time to time in a sensible manner.

Section 3.6 Limitations on Demand and Piggyback Rights.

(a) Any demand for the filing of a Registration Statement or for a registered offering or takedown will be subject to the constraints of any applicable lockup arrangements, and such demand must be deferred until such lockup arrangements no longer apply. If a demand has been made for a non-shelf registered offering or for an underwritten takedown, no further demands may be made so long as the related offering is still being pursued. Notwithstanding anything in this Agreement to the contrary, the Equityholders will not have piggyback or other registration rights with respect to registered primary offerings by the Company (i) covered by a Form S-8 Registration Statement or a successor form applicable to employee benefit-related offers and sales, (ii) where the Shares are not being sold for cash or (iii) where the offering is a bona fide offering of securities other than Shares, even if such securities are convertible into or exchangeable or exercisable for Shares.

(b) The Company may postpone the filing of a demanded Registration Statement or suspend the effectiveness of any shelf Registration Statement for a reasonable “blackout period” not in excess of 90 days if the board of directors of the Company determines that such registration or offering could materially interfere with a bona fide business or financing transaction of the Company or is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Company. The blackout period will end upon the earlier to occur of, (i) in the case of a bona fide business or financing transaction, a date not later than 90 days from the date such deferral commenced, and (ii) in the case of disclosure of non-public information, the earlier to occur of (x) the filing by the Company of its next succeeding Form 10-K or Form 10-Q, or (y) the date upon which such information is otherwise disclosed. In no event shall there be more than two blackout periods during any rolling period of 365 days, and the number of days covered by any one or more blackout periods shall not exceed 180 days in the aggregate during any rolling period of 365 days.

ARTICLE IV

NOTICES, CUTBACKS AND OTHER MATTERS

Section 4.1 Notifications Regarding Registration Statements. In order for the Lead Investor to exercise its right to demand that a Registration Statement be filed, it must so notify the Company in writing indicating the number of Registrable Securities sought to be registered and the proposed plan of distribution. The Company will keep all Equityholders that have piggyback rights in respect of an IPO or subsequent registration contemporaneously apprised of all pertinent aspects of its pursuit of an IPO or any subsequent registration, whether pursuant to a demand by the Lead Investor or otherwise, with respect to which a piggyback opportunity is available. Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain the confidentiality of these discussions.

Section 4.2 Notifications Regarding Registration Piggyback Rights. Any Equityholder wishing to exercise its piggyback rights with respect to a non-shelf Registration Statement must notify the Company and the other Equityholders of the number of Registrable Securities it seeks to have included in such Registration Statement. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on the second trading day prior to (i) if applicable, the date on which the preliminary prospectus intended to be • used in connection with pre-effective marketing efforts for the relevant offering is expected to be finalized, and (ii) in any case, the date on which the pricing of the relevant offering is expected to occur.

Section 4.3 Notifications Regarding Demanded Underwritten Takedowns.

(a) The Company will keep the Equityholders that have piggyback rights in respect of an underwritten shelf takedown contemporaneously apprised of all pertinent aspects of any underwritten shelf takedown in order that they may have a reasonable opportunity to exercise their related piggyback rights. Without limiting the Company’s obligation as described in the preceding sentence, having a reasonable opportunity requires that the Equityholders be notified by the Company of an anticipated underwritten takedown (whether pursuant to a demand made by other Equityholders or made at the Company’s own initiative) no later than 5:00 pm, New York City time, on (i) if applicable, the second trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with pre-pricing marketing efforts for such takedown is finalized, and (ii) in all cases, the second trading day prior to the date on which the pricing of the relevant takedown occurs.

(b) Any Equityholder wishing to exercise its piggyback rights with respect to an underwritten shelf takedown must notify the Company and the other Equityholders of the number of Registrable Securities it seeks to have included in such takedown. Such notice must be given as soon as practicable, but in no event later than 5:00 pm, New York City time, on (i) if applicable, the trading day prior to the date on which the preliminary prospectus or prospectus supplement intended to be used in connection with marketing efforts for the relevant offering is expected to be finalized, and (ii) in all cases, the trading day prior to the date on which the pricing of the relevant takedown occurs.

(c) Pending any required public disclosure and subject to applicable legal requirements, the parties will maintain appropriate confidentiality of their discussions regarding a prospective underwritten takedown.

Section 4.4 Plan of Distribution, Underwriters and Counsel. If a majority of the Shares proposed to be sold in an underwritten offering through a non-shelf Registration Statement or through a shelf takedown is being sold by the Company for its own account, the Company will be entitled to determine the plan of distribution and select the managing underwriters for such offering. Otherwise, the Lead Investor will be entitled to determine the plan of distribution and select the managing underwriters, and the Lead Investor will also be entitled to select counsel for the selling Equityholders (which may be the same as counsel for the Company). In the case of a shelf Registration Statement, the plan of distribution will provide as much flexibility as is reasonably possible, including with respect to resales by transferee Equityholders and distributees in an In-Kind Distribution or Monetization.

Section 4.5 Cutbacks. If the managing underwriters advise the Company and the selling Equityholders that, in their opinion, the number of Shares requested to be included in an underwritten offering exceeds the amount that can be sold in such offering without adversely affecting the distribution of the Shares being offered, such offering will include only the number of Shares that the underwriters advise can be sold in such offering. To the extent the number of Shares requested to be included in an underwritten offering exceeds the amount that can be sold in such offering, and in all other cases where the Company is not selling Shares in the relevant offering, the selling Equityholders will be subject to cutback pro rata based on the number of Shares initially requested by them to be included in such offering, without distinguishing between Equityholders based on who made the demand for such offering. Except as contemplated by Section 7.1(b), other selling stockholders (other than transferees to whom an Equityholder has assigned its rights under this Agreement) will be included in an underwritten offering only with the consent of the Lead Investor.

Section 4.6 Withdrawals. Even if Registrable Securities held by an Equityholder have been part of a registered underwritten offering, such Equityholder may, prior to the time at which the public offering price and underwriters’ discount are determined with the managing underwriter, decline to sell all or any portion of the Registrable Securities being offered for its account.

Section 4.7 Lockups. In connection with any underwritten offering of Shares, the Company and each Equityholder will agree (in the case of Equityholders, with respect to Registrable Securities respectively held by them) to be bound by the underwriting agreement’s lockup restrictions (which must apply in like manner to all of them) that are agreed to (a) by the Company, if a majority of the Shares being sold in such offering are being sold for its account, and (b) by the Lead Investor, if a majority of the Shares being sold in such offering are being sold by Equityholders.

Section 4.8 Expenses. All out-of-pocket expenses incurred in connection with any Registration Statement or registered offering covering Registrable Securities held by Equityholders, including, without limitation, all registration, filing and qualification fees, word processing, duplicating and printing expenses, fees and disbursements of counsel (including the fees and disbursements of outside counsel for Equityholders) and of the independent certified public accountants (including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance), fees and expenses of the Company and the underwriters to the road show investor presentations, including the cost of any aircraft chartered for such purpose, listing fees, messenger and delivery expenses, and all fees and expenses of complying with and qualifying such Shares under state blue sky laws, will be borne by the Company. However, underwriters’, brokers’ and dealers’ discounts and commissions applicable to Shares sold for the account of an Equityholder will be borne by such Equityholder. Notwithstanding the foregoing, the Company shall be required to pay the fees and expenses of only one counsel for all of the holders of Registrable Securities whose Shares are included in a Registration Statement, which counsel shall be selected by the Lead Investor.

ARTICLE V

FACILITATING REGISTRATIONS AND OFFERINGS

Section 5.1 General. If the Company becomes obligated under this Agreement to facilitate a registration and offering of Shares on behalf of Equityholders, the Company will do so (i) with the same degree of care and dispatch as would reasonably be expected in the case of a registration and offering by the Company of Shares for its own account, and (ii) as expeditiously as possible. Without limiting this general obligation, the Company will fulfill its specific obligations as described in this Article V.

Section 5.2 Registration Statements. In connection with each Registration Statement that is demanded by the Lead Investor or as to which piggyback rights otherwise apply, the Company will:

(a)(i) prepare and file with the SEC a Registration Statement covering the applicable Shares, (ii) file amendments thereto as warranted, (iii) seek the effectiveness thereof and cause such Registration Statement to remain effective for a minimum of two years or such longer period as required by the Lead Investor, and (iv) file with the SEC prospectuses and prospectus supplements as may be required, all in consultation with the selling Equityholders and as reasonably necessary in order to keep such Registration Statement effective for such period of time referred to in clause (iii) above and to permit the offer and sale of such Shares in accordance with the applicable plan of distribution and the Securities Act;

(b)(1) within a reasonable time prior to the filing of any Registration Statement, any prospectus, any amendment to a Registration Statement, amendment or supplement to a prospectus or any free writing prospectus, provide copies of such documents to the selling Equityholders and to the underwriter or underwriters of an underwritten offering, if applicable, and to their respective counsel; fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the counsel to the Equityholders or the underwriter or the underwriters may request; and make such of the representatives of the Company as shall be reasonably requested by the selling Equityholders or any underwriter available for discussion of such documents; and (2) within a reasonable time prior to the filing of any document which is to be incorporated by reference into a Registration Statement or a prospectus, provide copies of such document to counsel for the Equityholders and underwriters; fairly consider such reasonable changes in such document prior to or after the filing thereof as counsel for such Equityholders or such underwriter shall request; and make such of the representatives of the Company as shall be reasonably requested by such counsel available for discussion of such document;

(c) use all reasonable efforts to cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement and during the distribution of the registered Shares (x) to comply in all material respects with the requirements of the Securities Act and the rules and regulations of the SEC and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) notify each Equityholder promptly, and, if requested by such Equityholder, confirm such advice in writing, (i) when a Registration Statement has been filed and when the same has become effective and when any post-effective amendments and supplements thereto become effective if such Registration Statement or post-effective amendment is not automatically effective upon filing pursuant to Rule 462, (ii) of any request by the SEC for amendments or supplements to the Registration, (iii) of the issuance by the SEC or any state securities authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of any Registrable Securities for sale in any jurisdiction or the initiation or overt threat of any proceeding for such purpose; (v) if, between the effective date of a Registration Statement and the closing of any sale of securities covered thereby pursuant to any agreement to which the Company is a party, the representations and warranties of the Company contained in such agreement cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, and (iv) of the happening of any event during the period a Registration Statement is effective as a result of which such Registration Statement or the related Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and at the request of any Equityholder promptly prepare and furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(e) furnish counsel for each underwriter, if any, and for the Equityholders copies of any correspondence with the SEC or any state securities authority relating to the Registration Statement or prospectus;

(f) otherwise use all reasonable efforts to comply with all applicable rules and regulations of the SEC, including making available to its security holders an earnings statement covering at least 12 months which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar provision then in force);

(g) use all reasonable efforts to prevent the issuance, or obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible time;

(h) use all reasonable efforts to take or cause to be taken all other actions, and do and cause to be done all other things necessary or reasonably advisable in the opinion of Equityholders’ counsel to effect the registration of such Registrable Securities contemplated hereby.

Section 5.3 Non Shelf Registered Offerings and Shelf Takedowns. In connection with any non-shelf registered offering or shelf takedown that is demanded by the Lead Investor or as to which piggyback rights otherwise apply, the Company will;

(a) cooperate with the selling Equityholders and the sole underwriter or managing underwriter of an underwritten offering of Shares, if any, to facilitate the timely preparation and delivery of certificates representing the Shares to be sold and not bearing any restrictive legends; and enable such Shares to be in such denominations (consistent with the provisions of the governing documents thereof) and registered in such names as the selling Equityholders or the sole underwriter or managing underwriter of an underwritten offering of Shares, if any, may reasonably request at least five days prior to any sale of such Shares; and use reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical stock certificates into book-entry form in accordance with any procedures reasonably requested by the selling Equityholders or the underwriters;

(b) furnish to each Equityholder and to each underwriter, if any, participating in the relevant offering, without charge, as many copies of the applicable prospectus, including each preliminary prospectus, and any amendment or supplement thereto (including financial statements and schedules thereto, and, if the Equityholder or underwriter so requests, all exhibits (including those, if any, incorporated by reference) thereto), and such other documents as such Equityholder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Shares; the Company hereby consents to the use of the prospectus, including each preliminary prospectus, by each such Equityholder and underwriter in connection with the offering and sale of the Shares covered by the prospectus or the preliminary prospectus;

(c)(i) use all reasonable efforts to register or qualify the Shares being offered and sold, no later than the time the applicable Registration Statement becomes effective, under all applicable state securities or “blue sky” laws of such jurisdictions as each underwriter, if any, or any Equityholder holding Shares covered by a Registration Statement, shall reasonably request; (ii) use all reasonable efforts to keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective; and (iii) do any and all other acts and things which may be reasonably necessary or advisable to enable each such underwriter, if any, and Equityholder to consummate the disposition in each such jurisdiction of such Shares owned by such Equityholder; provided, however, that the Company shall not be obligated to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to consent to be subject to general service of process (other than service of process in connection with such registration or qualification or any sale of Shares in connection therewith) in any such jurisdiction;

(d) cause all Shares being sold to be qualified for inclusion in or listed on The New York Stock Exchange or any securities exchange or the NASDAQ National Market on which Shares issued by the Company are then so qualified or listed if so requested by the Equityholders, or if so requested by the underwriter or underwriters of an underwritten offering of Shares, if any;

(e) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter in an underwritten offering;

(f) use all reasonable efforts to facilitate the distribution and sale of any Shares to be offered pursuant to this Agreement, including without limitation by making road show presentations, holding meetings with and making calls to potential investors and taking such other actions as shall be requested by the Equityholders or the lead managing underwriter of an underwritten offering; and

(g) enter into customary agreements (including, in the case of an underwritten offering, underwriting agreements in customary form, and including provisions with respect to indemnification and contribution in customary form and consistent with the provisions relating to indemnification and contribution contained herein) and take all other customary and appropriate actions in order to expedite or facilitate the disposition of such Shares and in connection therewith:

1. make such representations and warranties to the selling Equityholders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in similar underwritten offerings;

2. obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the lead managing underwriter, if any) addressed to each selling Equityholder and the underwriters, if any, covering the matters customarily covered in opinions requested in sales of securities or underwritten offerings and such other matters as may be reasonably requested by such Equityholders and underwriters;

3. obtain “cold comfort” letters and updates thereof from the Company’s independent certified public accountants addressed to the selling Equityholders, if permissible, and the underwriters, if any, which letters shall be customary in form and shall cover matters of the type customarily covered in “cold comfort” letters to underwriters in connection with primary underwritten offerings;

4. to the extent requested and customary for the relevant transaction, enter into a securities sales agreement with the Equityholders providing for, among other things, the appointment of such representative as agent for the selling Equityholders for the purpose of soliciting purchases of Shares, which agreement shall be customary in form, substance and scope and shall contain customary representations, warranties and covenants

The above shall be done at such times as customarily occur in similar registered offerings or shelf takedowns.

Section 5.4 Due Diligence. In connection with each registration and underwritten offering of Shares to be sold by Equityholders, the Company will, in accordance with customary practice, make available for inspection by representatives of the Equityholders and underwriters and any counsel or accountant retained by such Equityholder or underwriters all relevant financial and other records, pertinent corporate documents and properties of the Company and cause appropriate officers, managers and employees of the Company to supply all information reasonably requested by any such representative, underwriter, counsel or accountant in connection with their due diligence exercise.

Section 5.5 Information from Equityholders. Each Equityholder that holds Shares covered by any Registration Statement will furnish to the Company such information regarding itself as is required to be included in the Registration Statement, the ownership of Shares by such Equityholder and the proposed distribution by such Equityholder of such Shares as the Company may from time to time reasonably request in writing and as shall be required in connection with any action taken by the Company pursuant to this Agreement in respect of the Registrable Securities.

ARTICLE VI

INDEMNIFICATION

Section 6.1 Indemnification by the Company. In the event of any registration under the Securities Act by any Registration Statement pursuant to rights granted in this Agreement of Shares held by Equityholders, the Company will hold harmless each Equityholder, such Equityholder’s directors and officers, each Person who participates in the offering of such Registrable Securities, including each underwriter of such securities and each other Person, if any, who controls such Equityholder or participating Person or underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities (including legal fees and costs of court), joint or several, to which Equityholders or such underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or any actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (i) contained or incorporated by reference, on its effective date, in any Registration Statement under which such securities were registered under the Securities Act or any amendment or supplement to any of the foregoing, or which arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) contained in any preliminary Prospectus, if used prior to the effective date of such Registration Statement, or in the final Prospectus (as amended or supplemented if the Company shall have filed with the SEC any amendment or supplement to the final Prospectus), or which arise out of or are based upon the omission or alleged omission (if so used) to state a material fact required to be stated in such Prospectus or necessary to make the statements in such prospectus not misleading; and will reimburse each such Equityholder, such Equityholder’s directors and officers, such participating Person or controlling Person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, or liability; provided, however, that the Company shall not be liable to any Equityholder or its underwriters or controlling Persons in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or such amendment or supplement, in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by Equityholders or such underwriter specifically for use in the preparation thereof.

Section 6.2 Indemnification by Equityholders. Each Equityholder will indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 6.1) the Company, each director of the Company, each officer of the Company who shall sign the Registration Statement, and any Person who controls the Company within the meaning of the Securities Act, (i) with respect to any statement or omission from such Registration Statement, or any amendment or supplement to it, if such statement or omission was made in reliance upon and in conformity with information furnished to the Company through a written instrument duly executed by such Equityholder specifically regarding such Equityholder for use in the preparation of such Registration Statement or amendment or supplement, and (ii) with respect to compliance by Equityholders with applicable laws in effecting the sale or other disposition of the securities covered by such Registration Statement. In no event shall the liability of any selling Equityholder hereunder be greater in amount than the dollar amount of the proceeds received by such Equityholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

Section 6.3 Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding Sections of this Article VI, the indemnified party will, if a resulting claim is to be made or may be made against an indemnifying party, give written notice to the indemnifying party of the commencement of the action. The failure of any indemnified party to give notice shall not relieve the indemnifying party of its obligations in this Article VI, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. If any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense of the action with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume defense of the action, the indemnifying party will not be liable to such indemnified party for any legal or other expenses incurred by the latter in connection with the action’s defense. An indemnified party shall have the right to employ separate counsel in any action or proceeding and participate in the defense thereof, but the fees and expenses of such counsel shall be at such indemnified party’s expense unless (a) the employment of such counsel has been specifically authorized in writing by the indemnifying party, which authorization shall not be unreasonably withheld, (ii) the indemnifying party has not assumed the defense and employed counsel reasonably satisfactory to the indemnified party within 30 days after notice of any such action or proceeding, or (iii) the named parties to any such action or proceeding (including any impleaded parties) include the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that (A) representation of the indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct, or (B) there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party), it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to all local counsel which is necessary, in the good faith opinion of counsel for the indemnified party in order to adequately represent the indemnified parties) for the indemnified party and that all such fees and expenses shall be reimbursed as they are incurred upon written request and presentation of invoices. Whether or not a defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent. No indemnifying party will consent to entry of any judgment or enter into any settlement which (i) does not include as an unconditional term the giving by the claimant or plaintiff, to the indemnified party, of a release from all liability in respect of such claim or litigation (ii) involves any admission of wrongdoing on or on behalf of the indemnified party or (iii) involves the imposition of equitable remedies or the imposition of any non-financial obligations on the indemnified party.

Section 6.4 Contribution. If the indemnification required by this Article VI from the indemnifying party is unavailable to or insufficient to hold harmless an indemnified party in respect of any indemnifiable losses, claims, damages, liabilities, or expenses, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties, in connection with the actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or parties, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damage, liabilities, and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. The Company and the Equityholders agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the prior provisions of this Section 6.4.

Notwithstanding the provisions of this Section 6.4, no indemnifying party shall be required to contribute any amount in excess of the amount by which the total price at which the securities were offered to the public by the indemnifying party exceeds the amount of any damages which the indemnifying party has otherwise been required to pay by reason of an untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such a fraudulent misrepresentation.

ARTICLE VII

OTHER AGREEMENTS

Section 7.1 Transfer of Rights.

(a) Any Equityholder (the “Transferring Equityholder”) may transfer all or any portion of its rights under this Agreement to (i) any transferee (the “Transferee”) of any interests in the

Lead Investor or Registrable Securities held by such Transferring Equityholder or (ii) any Permitted Transferee of Class C Units in accordance with the applicable partnership agreement of the Equityholder; provided that in either event, such transfer is in accordance with the limited partnership agreement applicable to such Transferring Equityholder or any other agreement restricting transfer of Registrable Securities or Class C Units, as applicable, to which an Equityholder is a party. Any such transfer of rights under this Agreement will be effective upon receipt by the Company of (i) written notice from such Transferring Equityholder stating the name and address of any transferee and identifying the number of Registrable Securities with respect to which rights under this Agreement are being transferred and the nature of the rights so transferred, and (ii) a written agreement from the Transferee to be bound by the terms of this Agreement, upon which such Transferee will be deemed to be a party hereto and have the rights and obligations of the Transferring Equityholder hereunder with respect to the Registrable Securities transferred. However, if such Transferees are receiving Registrable Securities through an In-Kind Distribution with an ability to resell Shares off of a shelf Registration Statement, no such written agreement is required, and such in-kind Transferees will, as transferee Equityholders, be entitled as third party beneficiaries to the rights under this Agreement so transferred. In that regard, in-kind Transferees will not be given demand or piggyback rights; rather, their means of registered resale will be limited to sales off of a shelf with respect to which no special actions are required by the Company or the other Equityholders. The Company and the transferring Equityholder will notify the other Equityholders as to who the Transferees are and the nature of the rights so transferred.

(b) In the event the Company engages in a merger or consolidation in which the Shares are converted into securities of another company, appropriate arrangements will be made so that the registration rights provided under this Agreement continue to be provided to Equityholders by the issuer of such securities. To the extent such new issuer, or any other company acquired by the Company in a merger or consolidation, was bound by registration rights obligations that would conflict with the provisions of this Agreement, the Company will, unless Equityholders then holding a majority of the Shares otherwise agree, use its best efforts to modify any such “inherited” registration rights obligations so as not to interfere in any material respects with the rights provided under this Agreement.

Section 7.2 Limited Liability. Notwithstanding any other provision of this Agreement, neither the members, general partners, limited partners or managing directors, or any directors or officers of any members, general or limited partner, advisory director, nor any future members, general partners, limited partners, advisory directors, or managing directors, if any, of the Lead Investor or any other Equityholder shall have any personal liability for performance of any obligation of the Lead Investor or such Equityholder under this Agreement in excess of the respective capital contributions of such members, general partners, limited partners, advisory directors or managing directors to such Equityholder.

Section 7.3 Rule 144. If the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is subject to the requirements of Section 13, 14 or 15(d) of the Exchange Act but is not required to file such reports, it will, upon the request of any Equityholder, make publicly available such information) and it will take such further action as any Equityholder may reasonably request, so as to enable such Equityholder to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Equityholder, the Company will deliver to such Equityholder a written statement as to whether it has complied with such requirements.

Section 7.4 In-Kind Distributions. If any Equityholder seeks to effectuate an In-Kind Distribution of all or part of its Shares to its direct or indirect equityholders, the Company will, subject to applicable lockups, work with such Equityholder and the Company’s transfer agent to facilitate such in-kind distribution in the manner reasonably requested by such Equityholder.

Section 7.5 Alternative IPO Entities. In the event that the Company elects to effect an underwritten public offering of equity securities of any subsidiary of the Company (such entity, the “Alternative IPO Entity”) rather than the equity securities of the Company whether as a result of a reorganization of the Company or otherwise, the Lead Investor, the Initial Equityholders and the Company shall cause the Alternative IPO Entity to enter into an agreement with the Equityholders that provides the Equityholders with registration rights with respect to the equity securities of the Alternative IPO Entity that are substantially the same as, and in any event no less favorable in the aggregate to, the registration rights provided to the Equityholders in this Agreement.

Section 7.6 Non-U.S. Registration Rights. The provisions of Article II to VI shall apply mutatis mutandis in respect of any registration of Registrable Securities in any jurisdiction other than the United States, solely to the extent that the Lead Investor in its absolute discretion decides to effect such a registration, together with such changes thereto as may be necessary or appropriate to reflect the applicable customs, practices and legal requirements in such jurisdiction.

ARTICLE VIII

MISCELLANEOUS

Section 8.1 Notices. All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied and confirmed, or mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the addresses listed on Schedule B hereto (or any other address that any such party may designate by written notice to the other parties).

Section 8.2 Section Headings. The article and section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. References in this Agreement to a designated “Article” or “Section” refer to an Article or Section of this Agreement unless otherwise specifically indicated.

Section 8.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 8.4 Consent to Jurisdiction and Service of Process The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the State of Delaware and the federal courts of the United States of America located in Delaware, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved. Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in the paragraph above by the mailing of a copy thereof in the manner specified by the provisions of Section 8.1. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 8.5 Amendments. The provisions of this Agreement, including the provisions of this section, may not be amended, restated, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Lead Investor; provided, however, that (x) any amendment, restatement, modification, supplement, waiver or consent to departures from the provisions of this Agreement that by its express terms has a disproportionate material adverse effect on the rights, obligations, powers or interests of any Equityholder (or class or classes of Equityholders) hereunder, in their capacity as Equityholders, without similarly affecting the rights hereunder of Equityholders of the same class (or all other classes of Equityholders), in their capacities as Equityholders, shall not be effective as to any such Equityholder (or class or classes of Equityholders) without the prior written consent of such Equityholder (or the majority of such class or classes of Equityholders), (y) any amendment, restatement, modification, supplement, waiver or consent to departures from the provisions of this Agreement that would be adverse to a right specifically granted to a specific Equityholder herein (but not to other Equityholders) shall require the agreement of that Equityholder or in the case of any class or classes of Equityholders the consent of a majority in interest of the Equityholders included in such class or classes, and (z) any amendment, restatement, modification, supplement, waiver or consent to departures from the provisions of this Agreement that would materially expand the indemnification obligations of an Equityholder under Section 6.2 hereof or reduce the indemnification owed to an Equityholder under Section 6.1, the contribution owed to an Equityholder under Section 6.4 or the piggyback rights of an Equityholder under Section 3.2 or Section 3.4 hereof shall not be effective as to any such Equityholder without such Equityholder’s prior written consent. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by those holders of the Registrable Securities being sold by such holders pursuant to such Registration Statement that would be required to approve such matter under this Section 8.5 as if such holders were the only Equityholders remaining. The Company shall send to each Equityholder a copy of any amendment, restatement, modification or supplement, or material consent or waiver, to this Agreement.

Section 8.6 Entire Agreement. This Agreement and the partnership agreements of the Initial Equityholders constitute the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and thereby. The registration rights granted under this Agreement supersede any registration, qualification or similar rights with respect to any of the Shares granted under any other agreement, and any of such preexisting registration rights are hereby terminated.

Section 8.7 Severability. The invalidity or unenforceability of any specific provision of this Agreement shall not invalidate or render unenforceable any of its other provisions. Any provision of this Agreement held invalid or unenforceable shall be deemed reformed, if practicable, to the extent necessary to render it valid and enforceable and to the extent permitted by law and consistent with the intent of the parties to this Agreement.

Section 8.8 Term. This Agreement shall terminate with respect to an Equityholder on the date on which such Equityholder ceases to hold Registrable Securities and has no future prospect of holding Registrable Securities through the applicable partnership agreements; provided, that, such Equityholder’s rights and obligations pursuant to Article VI, as well as the Company’s obligations to pay expenses pursuant to Section 4.8, shall survive with respect to any Registration Statement in which any Registrable Securities of such Equityholders were included and, for the avoidance of doubt, any underwriter lock-up that an Equityholder has executed prior to an Equityholder’s termination in accordance with this clause shall remain in effect in accordance with its terms.

Section 8.9 Counterparts. This Agreement may be executed in multiple counterparts, including by means of facsimile, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be executed as of the date first above written.

SW HOLDCO, INC.

By:	/s/ Peter Wallace

Name:	Peter Wallace
Title:	President

SW CAYMAN L.P.

By: SW Cayman Limited, its general partner

By:	/s/ Peter Wallace

Name:	Peter Wallace
Title:	Director

SW CAYMAN A L.P.

By: SW Cayman Limited, its general partner

By:	/s/ Peter Wallace

Name:	Peter Wallace
Title:	Director

SW CAYMAN B L.P.

By: SW Cayman Limited, its general partner

By:	/s/ Peter Wallace

Name:	Peter Wallace
Title:	Director

SW CAYMAN C L.P.

By: SW Cayman Limited, its general partner

By:	/s/ Peter Wallace

Name:	Peter Wallace
Title:	Director

SW CAYMAN D L.P.

By: SW Cayman Limited, its general partner

By:	/s/ Peter Wallace

Name:	Peter Wallace
Title:	Director

SW CAYMAN E L.P.

By: SW Cayman Limited, its general partner

By:	/s/ Peter Wallace

Name:	Peter Wallace
Title:	Director

SW CAYMAN F L.P.

By: SW Cayman Limited, its general partner

By:	/s/ Peter Wallace

Name:	Peter Wallace
Title:	Director

SW CAYMAN CO-INVEST L.P.

By: SW Cayman Limited, its general partner

By:	/s/ Peter Wallace

Name:	Peter Wallace
Title:	Director

SW CAYMAN (GS) L.P.

By: SW Cayman Limited, its general partner

By:	/s/ Peter Wallace

Name:	Peter Wallace
Title:	Director

SW CAYMAN (GSO) L.P.

By: SW Cayman Limited, its general partner

By:	/s/ Peter Wallace

Name:	Peter Wallace
Title:	Director

GSMP V ONSHORE US, LTD.

By:	/s/ John E. Bowman

Name:	John E. Bowman
Title:	Managing Director

GSMP V ONSHORE US – AB HOLDINGS

By:	/s/ John E. Bowman

Name:	John E. Bowman
Title:	Managing Director

GSMP V INSTITUTIONAL US – AB HOLDINGS

By:	/s/ John E. Bowman

Name:	John E. Bowman
Title:	Managing Director

GSLP I OFFSHORE HOLDINGS FUND A – AB HOLDINGS

By:	/s/ John E. Bowman

Name:	John E. Bowman
Title:	Managing Director

GSLP I OFFSHORE HOLDINGS FUND B – AB HOLDINGS

By:	/s/ John E. Bowman

Name:	John E. Bowman
Title:	Managing Director

GSLP I OFFSHORE HOLDINGS FUND C – AB HOLDINGS

By:	/s/ John E. Bowman

Name:	John E. Bowman
Title:	Managing Director

GSLP I ONSHORE HOLDINGS FUND, L.L.C

By: Goldman Sachs & Co., as Attorney-in-Fact

By:	/s/ John E. Bowman
Name:	John E. Bowman
Title:	Attorney-in-Fact

GSO CAPITAL OPPORTUNITIES FUND LP

By: GSO Capital Partners LP, investment manager

By:	/s/ George Fan
Name:	George Fan
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS FINANCE CO. LLC

By:	/s/ Laurence A. Tosi

Name:	Laurence A. Tosi
Title:	Chief Financial Officer

HOLDERS OF CLASS C UNITS:

ANHEUSER-BUSCH COMPANIES, INC.

By:	/s/ Thomas D. Larson

Name:	Thomas D. Larson
Title:	Assistant Secretary

42